Employee Benefit Plans	12 Months Ended
Dec. 31, 2018
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Employee Benefit Plans

Note 27: Employee Benefit Plans

Retirement Benefits

The Company sponsors both defined benefit and defined contribution employee future benefit plans covering substantially all employees. Costs for future employee benefits are accrued over the periods in which employees earn the benefits. Defined benefit plans provide pension and other post-employment benefits (“OPEB”) to covered employees. Significant plans are valued under IAS 19, Employee Benefits, using the projected unit credit method.

The most significant funded defined benefit plans are the Thomson Reuters Group Pension Plan (“TRGP”), covering U.S. employees, and The Thomson Corporation PLC Pension Scheme (“TTC”), covering U.K. employees. The Company also has unfunded obligations consisting of supplemental executive retirement plans (“SERPs”) and OPEB consisting largely of retiree medical benefits, both primarily in the U.S. Defined benefit obligations in the rest of the world are less significant.

The Company previously sponsored the Reuters Pension Fund (“RPF”) and Supplementary Pension Scheme (“SPS”), covering U.K. employees, however the assets and obligations for these plans were transferred with the sale of the Company’s 55% interest in its Financial & Risk business (see Note 11). As a result, the assets and liabilities associated with employee benefit plans decreased significantly from December 31, 2017 to December 31, 2018, as set forth in the following tables.

Defined benefit plan design and governance

Benefits payable are generally based on salary and years of service, although each plan has a unique benefits formula. Employees in the TTC plan (and in some smaller global plans) may also make voluntary contributions to augment future benefits. The normal retirement age is typically in the range of 60 to 65 years and benefits are generally payable in annuity or lump sum upon retirement. Most plans include provisions for early retirement, death, survivor and disability benefits. Under the TTC plan, vested benefits of former employees who are not yet of retirement age are held in deferment. Under the TRGP, former and future terminating employees with vested benefits have the option to receive benefits as a lump sum or to defer benefits until retirement. In addition, future TRGP retirees may receive benefits in lump sum or annuity. Eligible benefits under the TTC plan increase based on inflation, whereas TRGP benefits are not indexed to inflation. In some countries, the Company operates cash balance plans (accounted for as defined benefit obligations) where the accumulated balance on the pension account is based on employee and employer allocations and a promised annual crediting rate.

Except where required by law, virtually all defined benefit plans are closed to new employees. However, most new employees are eligible to participate in defined contribution plans.

The TRGP is a qualified pension plan in the U.S. and is governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). In its role as plan fiduciary, the Company has a policy to contribute at least the minimum required amount under ERISA.

Similar to the TRGP, the Company bears the cost of the TTC plan (less employee contributions). However, the responsibility for the management and governance of the TTC plan lies with an independent trustee board (the “Trustees”). The Trustees are responsible for carrying out triennial valuations (unless circumstances require an earlier review) and securing funding for benefit payments. To develop funding valuations and investment policies, the Trustees consult with the plan’s actuary (who is independent of the Company’s actuary), the plan’s investment advisors (also independent of the Company’s investment advisors) and the Company. The Trustees and the Company are required to agree on a schedule of contributions in support of funding objectives. The Company has separate funding agreements with the TTC plan’s Trustees that provide for ongoing contributions to fund current service accruals and scheduled deficit recovery contributions to remedy prior funding deficits over a period of several years. These arrangements are updated in conjunction with the triennial valuations.

Prior to their divestiture, RPF and SPS plan assets recognized on the consolidated statement of financial position were limited by plan restrictions that ensure any expected surplus assets at plan termination belong to the plan (and therefore its participants). This limitation is known as the asset ceiling restriction.

Other international locations operate various pension plans in accordance with local regulations and practices.

Curtailment and plan amendments

In 2018, curtailment gains of $31 million were recognized in the consolidated income statement reflecting reductions in the number of employees accruing service under various defined benefit plans. Of this amount, $19 million was recorded within “Other operating gains, net” and $12 million was recorded in “discontinued operations”.

In addition, $8 million of expenses were recognized in the consolidated income statement for enhanced benefits, of which $5 million was recorded within “Other operating gains, net” and $3 million was recorded within “discontinued operations”.

TRGP - Partial settlement

In June 2017, the Company purchased a group annuity contract from a third party that assumed $288 million of liabilities under the plan. The purchase price was $293 million and was paid from the plan’s assets. The transaction resulted in a $5 million settlement loss that is reported within “Other operating gains, net” in the consolidated income statement.

Net defined benefit plan obligations

The movement on net defined benefit plan obligations was as follows:

	Pension Plans(1)		OPEB(1)		Total(1)

	2018	2017	2018	2017	2018	2017
As of January 1	(812)	(1,259)	(142)	(140)	(954)	(1,399)
Plan expense recognized in income statement:
Continuing operations	(74)	(95)	(5)	(10)	(79)	(105)
Discontinued operations	(18)	(32)	(2)	(2)	(20)	(34)
Actuarial gains	97	19	7	1	104	20
Exchange differences	12	(26)	2	(4)	14	(30)
Contributions paid	56	578	12	12	68	590
Disposals of businesses	148	-	19	-	167	-
Other	2	3	(3)	1	(1)	4
Net plan obligations as of December 31	(589)	(812)	(112)	(142)	(701)	(954)
Net plan surpluses recognized in non-current assets					7	30
Net plan obligations recognized in non-current liabilities					(708)	(984)

(1) Includes amounts for immaterial defined benefit and OPEB plans that are not included in the detailed analysis below.

Analysis of material defined benefit plans

The net surpluses (obligations) of the material defined benefit plans recognized in the consolidated statement of financial position were as follows:

	Funded		Unfunded(1)		OPEB		Total

As of December 31,	2018	2017	2018	2017	2018	2017	2018	2017
Present value of plan obligations	(3,164)	(7,182)	(279)	(325)	(104)	(114)	(3,547)	(7,621)
Fair value of plan assets	2,857	7,142	-	-	-	-	2,857	7,142
	(307)	(40)	(279)	(325)	(104)	(114)	(690)	(479)
Unrecognized plan assets(2)	-	(437)	-	-	-	-	-	(437)
Net plan obligations	(307)	(477)	(279)	(325)	(104)	(114)	(690)	(916)
Net plan surpluses	5	28	-	-	-	-	5	28
Net plan obligations	(312)	(505)	(279)	(325)	(104)	(114)	(695)	(944)

(1) Unfunded pension plans consist of SERPs for eligible employees.

(2) Unrecognized plan assets are not included in the consolidated statement of financial position because they are not considered recoverable, as the Company cannot unilaterally reduce future contributions in order to utilize the surplus. The Company considered the related plans’ funded status, expected future service accruals and employer contribution commitments in determining the plan assets that are subject to this asset ceiling restriction.

Defined benefit obligation

The following summarizes activity in the defined benefit obligation:

Present Value of Defined Benefit Obligations	Funded		Unfunded		OPEB		Total
	2018	2017	2018	2017	2018	2017	2018	2017
Opening defined benefit obligation	(7,182)	(6,819)	(325)	(313)	(114)	(114)	(7,621)	(7,246)
Current service cost	(72)	(80)	(2)	(3)	(1)	(1)	(75)	(84)
Administration fees	(11)	(12)	(1)	(1)	-	-	(12)	(13)
Interest cost	(177)	(213)	(11)	(12)	(4)	(4)	(192)	(229)
Actuarial gains (losses) from changes in financial assumptions(1)	460	(333)	20	(16)	7	(8)	487	(357)
Actuarial gains from changes in demographic assumptions(2)	9	74	1	2	2	1	12	77
Experience gains (losses)	9	(29)	3	1	(2)	7	10	(21)
Contributions by employees	(6)	(9)	-	-	(2)	(2)	(8)	(11)
Benefits paid	256	318	19	19	9	9	284	346
Administration fees disbursements	8	10	1	1	-	-	9	11
Settlement	-	302	-	-	-	-	-	302
Curtailment gain (loss)	32	1	(1)	-	-	-	31	1
Disposals of businesses	3,337	-	15	-	-	-	3,352	-
Exchange differences	176	(390)	2	(2)	-	-	178	(392)
Other	(3)	(2)	-	(1)	1	(2)	(2)	(5)
Closing defined benefit obligation	(3,164)	(7,182)	(279)	(325)	(104)	(114)	(3,547)	(7,621)

(1) Gains in 2018 were primarily associated with an increase in discount rates at the measurement date, compared to the prior measurement date. Losses in 2017 were primarily associated with a decrease in discount rates at the measurement date, compared to the prior measurement date.

(2) Gains in 2018 and 2017 were primarily associated with new mortality tables, reflecting shorter life expectancy.

The total closing defined benefit obligation can be further analyzed by participant group and by geography.

	2018	2017		2018	2017
Active employees	34%	27%	U.S.	70%	37%
Deferred	32%	40%	U.K.	26%	56%
Retirees	34%	33%	Rest of world	4%	7%
Closing defined benefit obligation	100%	100%		100%	100%

The weighted-average duration of plan obligations were as follows:

Years	2018	2017
TRGP	17	18
TTC	19	19
RPF(1)	-	20
SPS(1)	-	14

(1) Transferred with the sale of 55% of the Financial and Risk business in 2018.

Plan assets

The following summarizes activity in plan assets:

Fair Value of Plan Assets	Funded		Unfunded		OPEB		Total
	2018	2017	2018	2017	2018	2017	2018	2017
Opening fair value of plan assets	7,142	6,164	-	-	-	-	7,142	6,164
Interest income(1)	171	205	-	-	-	-	171	205
Return on plan assets excluding amounts included in interest income(2)	(510)	439	-	-	-	-	(510)	439
Contributions by employer	38	557	20	20	7	7	65	584
Contributions by employees	6	9	-	-	2	2	8	11
Benefits paid	(256)	(318)	(19)	(19)	(9)	(9)	(284)	(346)
Administration fees disbursements	(8)	(10)	(1)	(1)	-	-	(9)	(11)
Settlement	-	(307)	-	-	-	-	-	(307)
Disposals of businesses	(3,537)	-	-	-	-	-	(3,537)	-
Exchange differences	(181)	397	-	-	-	-	(181)	397
Other	(8)	6	-	-	-	-	(8)	6
Closing fair value of plan assets	2,857	7,142	-	-	-	-	2,857	7,142

(1) Interest income is calculated using the discount rate for the period.

(2) Return on plan assets represents the difference between the actual return on plan assets and the interest income computed using the discount rate (which also considers limitations from unrecognized plan assets).

Investment policy of funded plans

Plan assets are invested to adequately secure benefits and to minimize the Company’s long-term contributions to the plans. However, specific investment allocations will vary across plans. The Company funds unfunded and OPEB plans as claims are made.

Plan fiduciaries, comprised of the Company or plan trustees, set investment policies and strategies for each funded plan and oversee investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies and setting long-term strategic targets. Investment allocation takes into consideration a number of factors, including the funded status of the plan, a balance between risk and return, the plan’s liquidity needs, current and expected economic and market conditions, specific asset class risk as well as the risk profile and maturity pattern of the respective plan.

Target investment allocation ranges are guidelines, not limitations. Funded plans may have broadly diversified portfolios with investments in equities, fixed income, real estate, insurance contracts, derivatives and other asset classes through direct ownership or through other instruments such as mutual funds, commingled funds and hedge funds. Derivatives may be used to achieve investment objectives or as a component of risk management such as for interest rate and currency management strategies.

In aggregate, the major categories of plan assets for funded plans were as follows:

	Quoted(1)		Unquoted		Total
	2018	2017	2018	2017	2018	2017
Equities(2)
U.S.	113	149	38	123	151	272
U.K.	6	11	-	-	6	11
All other	74	184	410	737	484	921
Total Equities	193	344	448	860	641	1,204
Bonds(3)
Corporate
U.S.	181	197	613	691	794	888
U.K.	-	2	130	192	130	194
All other	2	10	-	595	2	605
Government
U.S.	2	7	513	544	515	551
U.K.	-	2	-	1,167	-	1,169
All other	-	2	11	13	11	15
Other fixed income	71	154	55	354	126	508
Total Bonds	256	374	1,322	3,556	1,578	3,930
Multi-asset(4)
U.K.	-	-	-	99	-	99
All other	-	-	119	638	119	638
Total Multi-asset	-	-	119	737	119	737
Property	3	27	-	6	3	33
Insurance	-	-	37	171	37	171
Derivatives	1	-	220	375	221	375
Cash and cash equivalents	14	408	234	270	248	678
Other	2	6	8	8	10	14
Total	469	1,159	2,388	5,983	2,857	7,142

(1) Asset valuation based on Level 1 evidence under the fair value hierarchy: quoted prices (unadjusted) in active markets for identical assets or liabilities.

(2) Equities include direct shareholdings and funds focused on equity strategies.

(3) Bonds include direct credit holdings and funds focused on fixed income strategies. Within this grouping, Government includes debt issued by national, state and local government agencies and Other fixed income includes blended Corporate/Government credit strategies.

(4) Multi-asset includes funds that invest in a range of asset classes.

As of December 31, 2018 and 2017, there were no Thomson Reuters securities held in the Company’s pension plans’ assets.

Contributions

In 2018, the Company contributed $65 million to its material defined benefit plans, including $29 million to plans that were transferred with Financial & Risk. In 2017, the Company contributed $584 million to its material defined benefit plans, including $500 million to the TRGP to pre-fund pension obligations.

In 2019, the Company expects to contribute approximately $212 million to its material defined benefit plans, including $167 million that was contributed to the TTC plan in February 2019 to satisfy U.K. pension law funding obligations arising from the sale of the Company’s 55% interest in its Financial & Risk business, $17 million in accordance with the normal funding policy of funded plans and $28 million for claims expected to arise under unfunded and OPEB plans.

From time to time, the Company may elect to make voluntary contributions to improve the funded status of the plans. For certain plans, the trustees have the right to call for special valuations, which could subsequently result in the Company having to make an unexpected contribution. Market-related factors may also affect the timing and amount of contributions. The amount and timing of any future required contributions to pension plans could differ significantly from the Company’s estimates at December 31, 2018.

Actuarial assumptions

The weighted-average actuarial assumptions were as follows:

	Funded		Unfunded		OPEB
As of December 31,	2018	2017	2018	2017	2018	2017
Discount rate	3.82%	2.79%	4.27%	3.54%	4.08%	3.39%
Inflation assumption	3.25%	3.26%	2.33%	2.70%	-	-
Rate of increase in salaries	3.46%	3.40%	3.50%	3.49%	3.39%	3.50%
Rate of increase in pension payments	3.06%	2.99%	3.10%	3.10%	-	-
Medical cost trend	-	-	-	-	6.50%	6.50%

Discount rate

The discount rate was based on current market interest rates of high-quality, fixed-rate debt securities adjusted to reflect the duration of expected future cash outflows for pension benefit payments. To estimate the discount rate, the Company used a hypothetical yield curve that represented yields on high quality zero-coupon bonds with durations that mirrored the expected payment stream of the benefit obligation. For the TRGP and the TTC plans combined, a 0.25% increase or decrease in the discount rate would have decreased or increased the defined benefit obligation by approximately $125 million as of December 31, 2018.

Rates of inflation, increase in salaries and pension payments

The rate of inflation, which impacts increases in eligible U.K. pension payments, was determined by reference to consumer and retail price indices as well as other benchmarks. The assumption on salary growth is for the long term over the life of benefit plans. For the TRGP and the TTC plans combined, a 0.25% increase or decrease in the rate of increase in inflation and salary assumptions would have increased or decreased the defined benefit obligation by approximately $21 million and $20 million, respectively, as of December 31, 2018.

Medical cost trend

The medical cost trend is based on the Company’s actuarial medical claims experience and future projections of medical costs. The average medical cost trend rate used was 6.5% for 2018, which is reduced gradually to 5% in 2024. A 1% increase or decrease in the trend rate would have resulted in an increase or decrease in the benefit obligation for post-retirement benefits of approximately $10 million at December 31, 2018.

Mortality assumptions

The mortality assumptions used to assess the defined benefit obligation as of December 31, 2018 are based on the following:

•	TRGP: RP-2018 with MP-2018 Generational Table; and

•	TTC plan: SAPS Light Tables with allowances for plan demographic specifics and longevity improvements.

The following table illustrates the life expectation in years of an average plan participant retiring at age 65 as of December 31, 2018 and 2017 and a plan participant at age 40 as of December 31, 2018 and 2017 retiring 25 years later at age 65 under the mortality assumptions used.

December 31, 2018	Life Expectation in Years
	Male	Female
Employee retiring as of December 31, 2018 at age 65	22	24
Employee age 40 as of December 31, 2018 retiring at age 65	23	25

December 31, 2017	Life Expectation in Years
	Male	Female
Employee retiring as of December 31, 2017 at age 65	22	24
Employee age 40 as of December 31, 2017 retiring at age 65	24	26

For the TRGP and the TTC plans combined, an increase in life expectancy of one year across all age groups would have increased the defined benefit obligation by approximately $60 million as of December 31, 2018.

The sensitivity analyses are based on a change in one assumption while holding all other assumptions constant, so that interdependencies between assumptions are excluded. The measurement methodology (i.e. present value of the obligation calculated using the projected unit credit method) applied in the sensitivity analyses is also consistent to that used to determine the defined benefit obligation in the consolidated statement of financial position.

Risks and uncertainties

The material risks and uncertainties the Company is exposed to in relation to defined benefit pension plans are:

•

Investment risk: Returns on plan assets may not be sufficient to fund plan obligations. To mitigate such risk, plan fiduciaries maintain investment policies and periodically review investment allocations to ensure adequate support of funding objectives. Additionally, plan fiduciaries review fund manager performance against benchmarks for specific investment mandates.

•

Interest rate risk: A fall in interest rates will increase the value of the plan obligations as well as the fixed income investments used to fund the obligations. Although a significant amount of plan assets are allocated to fixed income investments, the Company’s funded benefit plans do not strictly follow a liability matching investment strategy. As a result, plan liabilities may increase faster than assets in a declining interest rate environment, potentially requiring the Company to make additional contributions. Diversified asset allocations mitigate this risk by creating the potential to outperform increases in liabilities and to reinvest excess returns in liability matching assets, reducing the need for Company contributions.

•

Inflation risk: Actual salary increases and pension increases linked to inflation may exceed expectations, resulting in higher than anticipated plan obligations. To mitigate this risk, certain plan assets are invested in hedging assets, including derivatives and inflation-linked bonds.

•	Currency risk: In some plans, obligations denominated in local currency may be partially funded by foreign investments. To hedge this currency mismatch, derivatives may be used.

•

Liquidity risk: If a plan has insufficient cash to fund near term benefit payments, the Company may have to make additional contributions or unexpected changes in asset allocations may be required. This risk is mitigated as near-term pension payments are reasonably known and plans generally hold short-term debt securities to fund such payments.

•

Mortality risk: Life expectancy may improve at a faster rate than expected, resulting in higher plan obligations. To mitigate this risk, life expectancy assumptions are reviewed in connection with periodic valuations.

For defined benefit retiree medical plans, the material risks are mortality risk, as described above, and costs being greater than assumed, either due to inflation of future medical costs or the frequency of participants’ claims.

Analysis of income and expense

Defined benefit plan expense for years ended December 31, 2018 and 2017 was as follows:

Income Statement(1)	Funded		Unfunded		OPEB		Total
Year ended December 31,	2018	2017	2018	2017	2018	2017	2018	2017
Current service cost	52	56	2	3	1	1	55	60
Net interest cost	12	13	11	12	4	4	27	29
Administration fees	7	7	1	1	-	-	8	8
Curtailment gain	(20)	(1)	1	-	-	-	(19)	(1)
Plan amendments	5	-	-	-	-	-	5	-
Settlement loss	-	5	-	-	-	-	-	5
Defined benefit plan expense - continuing operations	56	80	15	16	5	5	76	101
Defined benefit plan expense - discontinued operations(2)	16	32	-	-	1	-	17	32

(1) Current service cost and administration fees are included in the “Post-employment benefits” component of “Operating expenses” as set out in note 6. Net interest cost is reported in “Finance costs, net” as set out in note 8.

(2) Discontinued operations includes $12 million of curtailment gains.

Analysis of other comprehensive (income) loss

The following summarizes amounts recognized in other comprehensive (income) loss for material defined benefit plans:

Other Comprehensive (Income) Loss	Funded		Unfunded		OPEB		Total
Year ended December 31,	2018	2017	2018	2017	2018	2017	2018	2017
Remeasurement (gains) losses on defined benefit obligation:
Due to financial assumption changes	(460)	333	(20)	16	(7)	8	(487)	357
Due to demographic assumption changes	(9)	(74)	(1)	(2)	(2)	(1)	(12)	(77)
Due to experience	(9)	29	(3)	(1)	2	(7)	(10)	21
Return on plan assets greater than discount rate	510	(439)	-	-	-	-	510	(439)
Change in irrecoverable surplus other than interest	(102)	120	-	-	-	-	(102)	120
Total recognized in other comprehensive (income) loss before taxation	(70)	(31)	(24)	13	(7)	-	(101)	(18)
Other comprehensive (income) loss attributable to:
Continuing operations	(50)	(42)	(24)	13	(7)	-	(81)	(29)
Discontinued operations	(20)	11	-	-	-	-	(20)	11

Accumulated Comprehensive Loss (Income)	Funded		Unfunded		OPEB		Total
	2018	2017	2018	2017	2018	2017	2018	2017
Balance of actuarial losses (gains) at January 1	1,027	1,178	79	66	(81)	(81)	1,025	1,163
Net actuarial losses (gains) recognized in the year	32	(151)	(24)	13	(7)	-	1	(138)
Balance of actuarial losses (gains) at December 31	1,059	1,027	55	79	(88)	(81)	1,026	1,025
Balance of asset ceiling at January 1	406	278	-	-	-	-	406	278
Interest cost on irrecoverable surplus	8	8	-	-	-	-	8	8
Effects of the asset ceiling in the year	(102)	120	-	-	-	-	(102)	120
Balance of asset ceiling at December 31	312	406	-	-	-	-	312	406
Total accumulated comprehensive loss (income) at December 31	1,371	1,433	55	79	(88)	(81)	1,338	1,431

Defined contribution plans

The Company sponsors various defined contribution savings plans that provide for Company-matching contributions. Total expense related to defined contribution plans was $74 million in 2018 (2017 - $83 million), which approximates the cash outlays related to the plans.